                      AMENDMENT AND WAIVER AGREEMENT NO. 2



         THIS AMENDMENT AND WAIVER AGREEMENT NO. 2 (this "Agreement"), dated as of June 14, 1996, is entered into among LADD Furniture, Inc. (the "Company"), NationsBank, N.A. f/k/a NationsBank, N.A. (Carolinas) f/k/a NationsBank of North Carolina, N.A., as Agent (the "Agent"), the guarantors identified as such on the signature pages attached hereto (the "Guarantors"), and the banks identified as such on the signature pages hereto (the "Banks"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement (as defined below).

                                    RECITALS

         A. The Company, the Guarantors, the Banks and the Agent entered into that certain Amended and Restated Credit Agreement dated as of October 19, 1994, that certain First Amendment to Amended and Restated Credit Agreement dated as of February 16, 1995, that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 30, 1995, that certain Third Amendment to Amended and Restated Credit Agreement dated as of August 15, 1995 and that certain Amendment and Waiver Agreement dated as of March 29, 1996 (the "Amendment and Waiver Agreement") (collectively, the "Credit Agreement").

         B. Pursuant to the terms of the Amendment and Waiver Agreement, the Obligors agreed that, if all of the obligations under the Credit Agreement, including payment in full of the Loans, were not satisfied in full by May 15, 1996, the Obligors would take such action as requested to pledge all of their real property to the Agent, for the benefit of the Banks, within 30 days after such date.

         C. The Company is planning to enter into a new financing agreement with, among others, NationsBank, N.A. (South) and Fleet Capital Corporation which would enable the Company to pay in full the Loans outstanding under the Credit Agreement.

         D. Due to the time and expense involved, the Company has requested that the Banks postpone the requirement that the Obligors pledge their interests in real property to the Banks.

         E. The Banks executing below have agreed to execute and deliver this Agreement on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW,  THEREFORE,  IN  CONSIDERATION  of the premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:


         1. Amendment and Waiver. Notwithstanding the provisions of the Amendment and Waiver Agreement, the Banks agree that the Obligors shall not be required, at this time, to pledge their interests in real estate to the Banks to secure their obligations under the Credit Agreement and the other Basic Documents. If, however, by July 15, 1996, the Obligors have not repaid the Loans in full and satisfied all of their obligations under or with respect to the Credit Agreement and the other Basic Documents, then each Obligor shall on July 15, 1996 (i) execute and deliver to the Agent mortgages, deeds of trusts, deeds to secure debt or such other documents as are necessary to provide the Banks with a perfected lien on each parcel of real estate owned by such Obligor, (ii) execute and deliver to the Agent (to the extent permitted) leasehold mortgages on all material real property leased by such Obligor, (iii) provide such appraisals, environmental reports, title insurance and other documents or information regarding its real property as reasonably requested by the Agent and
(iv) assist in obtaining legal opinions from local counsel in each state where the real property of such Obligor is located as to the enforceability of such mortgage documents. It is understood that failure of the Agent and the Banks to timely obtain (i), (ii), (iii) and (iv) above shall constitute an Event of Default.

         2. Condition Precedent. This Agreement shall not be effective until the Agent has received copies of this Agreement duly executed by the Obligors and the Majority Banks.

         3. No Other Changes. Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Basic Documents shall remain unchanged.

         4. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.


                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date first above written.


                                    COMPANY


ATTEST:                             LADD FURNITURE, INC.


By:____________________             By:_____________________________
   Assistant Secretary                      William S. Creekmuir
                                            Executive Vice President and
                                            Chief Financial Officer
   (corporate seal)




                                            GUARANTORS


ATTEST:                                     PENNSYLVANIA HOUSE, INC.


By:_____________________            By:________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
   (corporate seal)




ATTEST:                                     CLAYTON-MARCUS COMPANY, INC.


By:____________________             By:________________________________
   Assistant Secretary                      William S. Creekmuir
                                            Vice President
   (corporate seal)




ATTEST:                                     LADD CONTRACT SALES CORPORATION


By:_____________________            By:_______________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)

ATTEST:                                     BARCLAY FURNITURE CO.


By:______________________           By:________________________________
     Assistant Secretary                    William S. Creekmuir
                                            Vice President
     (corporate seal)




ATTEST:                                     AMERICAN FURNITURE COMPANY,
                                                     INCORPORATED


By:_____________________        By:________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)




ATTEST:                                     PILLIOD FURNITURE, INC.


By:_____________________            By:________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)




ATTEST:                                     LEA INDUSTRIES, INC.
                                           (a North Carolina corporation)


By:_____________________            By:________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)

                                        BANKS

                                        NATIONSBANK, N.A. f/k/a
                                        NATIONSBANK, N.A. (CAROLINAS) f/k/a
                                        NATIONSBANK OF NORTH CAROLINA, N.A.
                                        as Agent and as a Bank

                                        By:_____________________________
                                                 Richard G. Parkhurst, Jr.
                                                 Vice President


                                        CIBC INC.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        CREDITANSTALT CORPORATE FINANCE,
                                        INC.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        WACHOVIA BANK OF NORTH CAROLINA,
                                        N.A.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        ABN AMRO BANK N.A.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        BRANCH BANK AND TRUST COMPANY

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        COMMONWEALTH BANK, a division of
                                        MERIDIAN BANK

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                                          FIRST UNION NATIONAL BANK OF NORTH
                                          CAROLINA

                                          By:_____________________________
                                          Name:___________________________
                                          Title:__________________________


                                          PNC BANK, NATIONAL ASSOCIATION

                                          By:_____________________________
                                          Name:___________________________
                                          Title:__________________________


                                          NBD BANK f/k/a NBD BANK, N.A.

                                          By:_____________________________
                                          Name:___________________________
                                          Title:__________________________

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